International Emerging Markets Account - Class 1 and Class 2 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2015
Before you invest, you may want to review the Account's prospectus, which contains more information about the Account and its risks. You can find the Account's prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus dated May 1, 2015, and the Statement of Additional Information dated May 1, 2015 (which may be obtained in the same manner as the Prospectus).

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses (1)	0.13%	0.13%
Total Annual Account Operating Expenses	1.38%	1.63%

(1) Based on estimated amounts for the current fiscal year (Class 2).
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
International Emerging Markets Account - Class 1	$140	$437	$755	$1,657
International Emerging Markets Account - Class 2	166	514

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Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 106.9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of each purchase. Emerging market companies are:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Barclays Emerging Markets USD Aggregate Bond Index). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe. The Account invests in equity securities of small, medium, and large market capitalization companies. The Account actively trades portfolio securities.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.

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The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Account do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Account would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (May 1, 2015), performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on October 24, 2000.
Total Returns as of December 31 (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	29.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	(29.34)%

Average Annual Total Returns
For the periods ended December 31, 2014	Past 1 Year	Past 5 Years	Past 10 Years
International Emerging Markets - Class 1	(3.75)%	1.49%	8.02%
International Emerging Markets - Class 2	(3.93)%	1.23%	7.64%
MSCI Emerging Markets NDTR D Index (reflects no deduction for fees, expenses, or taxes)	(2.19)%	1.78%	8.43%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Mihail Dobrinov (since 2007), Portfolio Manager

•	Alan Wang (since 2014), Portfolio Manager

•	Mohammed Zaidi (since 2012), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

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